Second Quarter 2022 Earnings Call July 29, 2022 David Burritt President and Chief Executive Officer Christie Breves SVP and Chief Financial Officer Rich Fruehauf SVP, Chief Strategy and Sustainability Officer Kevin Lewis VP, Investor Relations and Corporate FP&A

Legal disclaimers 2 2 These slides are being provided to assist readers in understanding the results of operations, financial condition and cash flows of United States Steel Corporation as of and for the second quarter 2022. Financial results as of and for the periods ended June 30, 2022 provided herein are preliminary unaudited results based on current information available to management. They should be read in conjunction with the consolidated financial statements and Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. These slides contain information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may,” and similar expressions or by using future dates in connection with any discussion of, among other things, financial performance, the construction or operation of new and existing facilities, the timing, size and form of share repurchase transactions, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, changes in global supply and demand conditions and prices for our products, international trade duties and other aspects of international trade policy, statements regarding our future strategies, products and innovations, statements regarding our greenhouse gas emissions reduction goals and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the company’s control. It is possible that the company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual report on Form 10-K for the year ended December 31, 2021 and those described from time to time in our future reports filed with the Securities and Exchange Commission. The investment in direct reduced-grade (DR) pellets and expected timeline described herein are subject to state and local support and receipt of regulatory permitting. The proposed transaction with SunCoke Energy (“SunCoke”) described herein is contingent upon several conditions, including the negotiation and execution of a definitive agreement, approval by the Board of Directors of U. S. Steel, and receipt of all appropriate regulatory approvals. There can be no assurance as to the final terms of the proposed transaction, that the conditions will be satisfied, or that the proposed transaction will be completed. References to “U. S. Steel,” “the Company,” “we,” “us,” and “our” refer to United States Steel Corporation and its consolidated subsidiaries, and references to “Big River Steel” refer to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context.

Explanation of use of non-GAAP measures 3 3 We present earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings, is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted EBITDA is also a non-GAAP measure that exclude the effects of items that include: asset impairment charges, restructuring and other charges, (gains) losses on assets sold & previously held investments, gain on sale of Transtar and other charges, net (Adjustment Items) and is presented to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effect of events that can obscure underlying trends. U. S. Steel's management considers adjusted EBITDA as alternative measures of operating performance and not alternative measures of the company's liquidity. U. S. Steel’s management considers adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted EBITDA provides insight into management’s view and assessment of the company’s ongoing operating performance because management does not consider the Adjustment Items when evaluating the company’s financial performance. Adjusted EBITDA should not be considered a substitute for net earnings or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. We also present free cash flow, a non-GAAP measure of cash generated from operations, after any investing activity and dividends paid to stockholders. We believe that free cash flow provides further insight into the Company's overall utilization of cash. A condensed consolidated statement of operations (unaudited), condensed consolidated cash flow statement (unaudited), condensed consolidated balance sheet (unaudited) and preliminary supplemental statistics (unaudited) for U. S. Steel are attached.

Advancing towards our Best for All® future 4 4 CURRENT LANDSCAPE CHALLENGES SOLUTION PATH FORWARD Bullish on U. S. Steel’s future Delivering on Best for All Transitioning to a less capital- and carbon- intensive business model while becoming the best steel competitor Balanced capital allocation strategy Expanding competitive advantages Confident in our ability to execute our Best for All future, SAFELY Maintaining strong trade enforcement

5 5 RECORD SECOND QUARTER PERFORMANCE DIFFERENTIATED STRATEGY BALANCED CAPITAL ALLOCATION FRAMEWORK Advancing towards our Best for All® future

Advancing towards our Best for All future Record second quarter performance 6 2Q 2022 Adj. EBITDA ~$1.6B In the second quarter 2022:Over the past four quarters: ~$6.7 billion Adjusted EBITDA ~$4 billion Free Cash Flow ~$850 million Stockholder Returns

7 7 Advancing towards our Best for All future Differentiating ourselves vs. the competition STRUCTURALLY IMPROVED BUSINESS Improving our through-cycle resiliency UNIQUE METALLICS STRATEGY Expanding our lowest-cost iron ore advantage DECARBONIZING THE FOOTPRINT Executing on our 2030 and 2050 targets

8 8 Advancing towards our Best for All future Structurally improved business BIG RIVER STEEL ACQUISITION BALANCE SHEET STRENGTH DIVERSIFIED END MARKETS

1.85 2.31 2.38 2.30 1.93 9 9 Advancing towards our Best for All future Decarbonizing the footprint 2018 20202019 20302021 Metric tons CO2e/metric tons raw steel Scope 1 & 2 Global GHG Emissions Intensity1 Total Enterprise Targeting a 20% improvement by 2030 vs. a 2018 baseline 1 Reflects our interim 2030 target of a 20% reduction in global GHG emissions intensity for our Scope 1 and Scope 2 emissions, versus a 2018 baseline. Additionally, in 2021, we set and announced a 2050 goal of net zero scope 1 and scope 2 emissions by 2050. 16% improvement through 2021

10 10 Advancing towards our Best for All future Unique metallics strategy Note: Subject to reaching a definitive agreement with SunCoke and other contingencies and approvals. 1 Assumes Big River Steel’s 3.3 million net tons at 90% utilization. 2 Assumes (a) Big River Steel’s 3.3 million net tons and Mini Mill #2’s 3.0 million net tons (expected to come on-line in 2024) at 90% utilization, (b) completion of a final transaction with SunCoke in 2022, completed in 2H 2024, and (c) completion of the Gary Work pig iron machine in 1H 2023. Future metallics mix subject to changes in product mix. Working towards 40% self-sufficiency in Mini Mill segment metallics by 2024 Opportunities to expand self-sufficiency further Upgrading our lowest- cost iron ore pellets Difficult competitive advantage to replicate On-shoring our supply chain Shorter and more sustainable supply chain

11 11 Advancing towards our Best for All future Balanced capital allocation approach PRIORITIES CONSIDERATIONS OBJECTIVES 1 Balance sheet strength Through-cycle adjusted debt to EBITDA range 3.0x – 3.5x range 2 Announced Best for All investments Cash to NTM1 capex and cash of no less than $1.5B 1:1 ≥ $1.5B cash 3 Capability capex Expands iron ore, mini mill or finishing competitive advantages 15%+ IRR & advances Best for All 4 $0.05/share measured & opportunistic SBB Direct returns Maintain quarterly dividend Return excess cash w/ buybacks On-track New $500M buyback authorization On-track On-track STATUS

12 12 Advancing towards our Best for All future 2Q 2022 results In the second quarter 2022: Adjusted EBITDA ~$1.6B Supporting 26% enterprise EBITDA Returned to stockholders $413M ~17 million shares repurchased Free cash flow $642M Contributing to record cash and liquidity

13 13 Advancing towards our Best for All future RECORD SECOND QUARTER PERFORMANCE DIFFERENTIATED STRATEGY BALANCED CAPITAL ALLOCATION FRAMEWORK

Q&A Non-grain oriented (NGO) electrical steel line construction

Closing Remarks

Flat-rolled ($ millions) 2Q 2022 Segment (loss) earnings before interest and income taxes $777 Depreciation 125 Flat-rolled Segment EBITDA $902 U. S. Steel Europe ($ millions) 2Q 2022 Segment (loss) earnings before interest and income taxes $280 Depreciation 22 U. S. Steel Europe Segment EBITDA $302 Tubular ($ millions) 2Q 2022 Segment (loss) earnings before interest and income taxes $107 Depreciation 12 Tubular Segment EBITDA $119 Other ($ millions) 2Q 2022 Segment (loss) earnings before interest and income taxes ($12) Depreciation 0 Other Segment EBITDA ($12) Reconciliation of segment EBITDA Mini Mill ($ millions) 2Q 2022 Segment (loss) earnings before interest and income taxes $270 Depreciation 39 Mini Mill Segment EBITDA $309 16

Reconciliation of adjusted EBITDA 17 ($ millions) 3Q 2021 4Q 2021 1Q 2022 2Q 2022 Last 12 Month Reported net earnings attributable to U. S. Steel $2,002 $1,069 $882 $978 $4,931 Income tax provision (benefit) 260 (54) 246 284 736 Net interest and other financial costs 80 130 (10) (8) 192 Reported earnings before interest and income taxes $2,342 $1,145 $1,118 $1,254 $5,859 Depreciation, depletion and amortization expense 196 204 198 198 796 EBITDA $2,538 $1,349 $1,316 $1,452 $6,655 Asset impairment charges ─ 245 6 151 402 Restructuring and other charges ─ 91 17 17 125 (Gains) losses on assets sold & previously held investments 7 1 ─ ─ 8 Gain on sale of Transtar (506) ─ ─ ─ (506) Other charges, net (12) 42 (2) ─ 28 Adjusted EBITDA $2,027 $1,728 $1,337 $1,620 $6,712

Reconciliation of free cash flow 18 ($ millions) 2Q 2022 Cash provided by operating activities $905 Cash used in investing activity (250) Dividends paid (13) Free cash flow $642

INVESTOR RELATIONS Kevin Lewis Vice President 412-433-6935 klewis@uss.com Eric Linn Director 412-433-2385 eplinn@uss.com www.ussteel.com @USS_Investors